VANGUARD HORIZON FUNDS
                          GLOBAL ASSET ALLOCATION FUND
                               GLOBAL EQUITY FUND
                    VANGUARD INTERNATIONAL STOCK INDEX FUNDS
                        VANGUARD INTERNATIONAL VALUE FUND

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

The transition to a common European currency--the "euro"--beginning on January 1, 1999, is one form of country risk faced by funds that invest in European companies, including the Funds listed above. Although the euro conversion should have no immediate impact on the Funds' share prices, it may cause uncertainty in European financial markets. If there are difficulties with the euro conversion, the Funds' European holdings could be adversely affected. See the Funds' prospectus for a more detailed discussion of country risk.

                                                                      12/31/1998